EXHIBIT 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of USA TODAY Co., Inc. (“USA TODAY Co.”) on Form 10-K for the year ended December 31, 2025 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Trisha M. Gosser, Chief Financial Officer of USA TODAY Co., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of USA TODAY Co.

/s/ Trisha M. Gosser
Trisha M. Gosser Chief Financial Officer (principal financial officer)
February 26, 2026